Exhibit 10.9



                           CONTENT LICENSING AGREEMENT

                                     between

                          Data Call Technologies, Inc.
                             600 Kenrick, Suite B-12
                              Houston, Texas 77060

                      hereinafter referred to as "Licensor"

                                       and

                                 PLAN_B MEDIA AG
                                 Schaafenstr. 25
                                  50676 Cologne
                                     Germany
                       hereinafter referred to as "plan_b"


1    PURPOSE  OF  THE  AGREEMENT

     1.1 The purpose of this content distribution Agreement (hereinafter "Agreement") is to set forth the terms and conditions under which plan_b may use the Content ("Content" as set forth in APPENDIX 2) owned or licensed by LICENSOR for a commercial distribution to plan_b's End Users in the territory ("Territory" as set forth in APPENDIX 2).

     1.2 End User means any third Party receiving Content on a mobile device for a payment in accordance with the terms and conditions of this Agreement for their own private and non- commercial use.

2    OBLIGATIONS  OF  LICENSOR

     2.1 LICENSOR shall make a first delivery of Content to plan_b within 14 days after the signing of this Agreement unless separately agreed between the Parties.

     2.2 LICENSOR shall deliver Content according to the specifications (for example formats, file sizes) set by plan_b or to be agreed between the Parties in writing.

     2.3 LICENSOR grants plan_b for the term of this Agreement the right to produce, market and distribute Content to End Users (in the territory specified in appendix 2) through its own and its partner's platform.

3    OBLIGATIONS  OF  PLAN_B

     3.1 plan_b will distribute Content to End Users in the Territory through its distribution channels.

     3.2 plan_b shall use reasonable commercial efforts to market and stimulate interest in the Content with its customers.

     3.3 plan_b shall provide LICENSOR with a detailed written record, which includes the number of End User downloads and each distribution channel. Such report shall be provided to LICENSOR in electronic format within 6 weeks of the end of a quarter.

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     3.4  LICENSOR  shall  have  the  right  to  use  a  certified  public accountant to inspect and audit all the related records and books of plan_b to ensure plan_b's compliance with the terms of this Agreement. In the event that any such audit reveals that plan_b has underpaid fees to the value of ten (10) percent or more of the total amount of payments for the period covered by the audit, plan_b shall bear the cost of the audit and shall in any event immediately pay to LICENSOR the full value of the underpaid or under-reported fees. Such audits shall normally be conducted during normal business hours at plan_b's premises.

4    REVENUES

     4.1 plan_b shall pay LICENSOR a share of its revenues as set forth in APPENDIX 2 ("REVENUES").

     4.2 All shares are net, plus the respective applying value added tax (if applicable).

5    INTELLECTUAL  PROPERTY  RIGHTS

     5.1 LICENSOR is the owner of all intellectual property rights, including without limitation, any and all patents, utility models, trade marks, rights in designs, trade, business or domain names, know-how, rights in databases and copyrights, rights in inventions, ideas, concepts, trade secrets and confidential information which have to be given to fulfill this contract.

     5.2 In the alternative, if LICENSOR is not the sole and exclusive owner of all of the foregoing intellectual property rights to the Content, LICENSOR has been granted by the owner or rightful sub-licensee of the intellectual property of the Content the right to grant the rights provided by LICENSOR to plan_b under this Agreement.

     5.3 LICENSOR grants to plan_b a license to produce, use, distribute, promote and publicly display the Content in any possible way for distribution and marketing purposes. Additionally, Licensee shall have the right to use the trademarks, trade names, or logos relating to Content (the "TRADEMARKS").

     5.4 LICENSOR warrants that Content does not infringe an intellectual property right enforceable in the agreed country of delivery or use. LICENSOR indemnifies and holds harmless plan_b against all claims that Content infringes any of the above mentioned rights of a third Party. LICENSOR shall pay all damages awarded in a trial to a third Party.

6    CONFIDENTIALITY

     6.1 Each Party shall keep in confidence all material and information, including without limitation Content, received from the other Party and marked as confidential or which should be understood to be confidential, and may not use such material or information for any other purposes than those set forth in this Agreement. The confidentiality obligation shall, however, not be applied to material and information, which as shown by the receiving Party,

          6.1.1 is generally  available  or  otherwise  public;  or

          6.1.2 the receiving Party has received from a third party without any obligation of confidentiality; or

          6.1.3 was in the possession of the receiving Party prior to receipt of the same from the other Party without any obligation of confidentiality related thereto; or

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          6.1.4 the receiving  party  has  independently  developed  without using  material  or  information  received  from the other Party.

     6.2 Each Party shall promptly upon termination of this Agreement or when the Party no longer needs the material or information in question for the purpose stated in this Agreement cease using confidential material and information received from the other Party and, unless the Parties separately agree on destruction of such material, return the material in question (including all copies thereof).

     6.3 The rights and responsibilities under this section shall survive any termination or cancellation of this Agreement for 2 years.

7    TERM OF  THE  AGREEMENT  AND  TERMINATION

     7.1 Unless otherwise stated in the Appendix the term of this letter Agreement shall continue for twenty-four (24) months with the effective date unless terminated sooner or extended pursuant to the terms hereof ("Initial Term"). The Initial Term shall automatically be extended for an additional period of half a year unless either party provides the other party with written notification of termination of the letter Agreement at least 60 days prior to end of such period.

     7.2 Either Party shall be entitled to cancel this Agreement if the other Party is materially in breach of the terms of this Agreement. If the breach of contract is capable of being remedied, this Agreement can be cancelled only provided that the Party in breach has not rectified its breach within thirty (30) days of the written notice by the other Party.

     7.3 Either Party may cancel this Agreement already prior to the date of its fulfillment, if it becomes evident that the other Party will commit a breach of contract entitling to cancellation of this Agreement.

     7.4 Upon termination or cancellation of this Agreement plan_b shall cease to use Content for any purpose and delete Content from any files and data storage.

     7.5 After termination of this contract, there shall be a sell-off period (defined in APPENDIX 2) following the date of termination of this contract.

8    MISCELLANEOUS

     8.1 The Parties acknowledge that they act as independent contractors and this Agreement does not constitute any partnership, joint venture, agency relationship or other independent legal entity separate from the Parties.

     8.2 Neither Party shall assign or transfer to any third party, without the prior written consent of the other Party, this Agreement or any rights granted herein.

     8.3 Any amendments to this Agreement shall be in writing and shall have no effect before signed by the duly authorized representatives of the Parties.

     8.4  All  payments  will  be  made  to  Licensor  in United States dollars.

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9    SEVERABILITY

     9.1 In the event that any provision in this Agreement will be subject to an interpretation under which it would be void or unenforceable, such provisions will be construed so as to constitute it a valid and enforceable provision to the fullest extent possible, and in the event that it cannot be so construed, it will, to that extent, be deemed deleted and separable from the other provisions of this Agreement, which will remain in full force and effect and will be construed to effectuate its purposes to the maximum legal extent.

10   GOVERNING  LAW  AND  VENUE

     10.1 This Agreement shall be governed and construed in accordance with the laws of the United States of America. The courts of competent jurisdiction at New York City, New York, shall have the exclusive jurisdiction over any dispute arising out of or in connection with this Agreement.

     10.2 This Agreement has been prepared in two (2) identical copies, one for each Party.


PLAN_B  MEDIA  AG                  PLAN_B  MEDIA  AG

03/24/06                           03/24/06
______________________________     _____________________________
Date                               Date

/s/  Heim  Brecht                  /s/  Stefan  Meyes-Sickenagel
______________________________     _____________________________
Signature                          Signature

Heim  Brecht                       Stefan  Meyes-Sickenagel
______________________________     _____________________________
Name  (Please  print)              Name  (Please  print)

CIO                                COO
______________________________     _____________________________
Title/Position                     Title/Position


LICENSOR                           LICENSOR

3/23/06
______________________________     _____________________________
Date                               Date

/s/  James  Ammons
______________________________     _____________________________
Signature                          Signature

James  Ammons
______________________________     _____________________________
Name  (Please  print)              Name  (Please  print)

President  and  CEO
______________________________     _____________________________
Title/Position                     Title/Position

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APPENDIX  I

1.   CONTACT  PLAN_B  MEDIA  AG

     Name:         Matthias  Hellmann

     Position:     Head  of  Content

     Phone:        XXXXXXXXXXXXX

     Email:        XXXXXXXXXXXXXXX

2    CONTACT  LICENSOR

     Name:         Jim  Ammons

     Position:     CEO  /  President

     Phone:        866-219-2025

     Email:        ammons@datacalltech.com

3    CONTACT       LICENSOR  AGENT  (IF  APPLICABLE)

     Name:

     Position:

     Phone:

     Email:

4   BANK  ACCOUNT  LICENSOR

    Bank name:     Bank  Of  America

    Bank address:  Dallas,  Texas

    Country:       USA


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APPENDIX  2

1    CONTENT,  SHARE  &  TERRITORY

     1.1 Contract name (for internal plan_b-ware use): Data Call Technologies, Inc.

CONTENT                          LICENSOR       TERRITORY            TERMINATION
                                  SHARE

Top  News  Headlines
Top  Business  Headlines
Science/Health  News
Entertainment  Headlines

National  Football  League
National  Basketball  Association
National  Hockey  League
Major  League  Baseball
NCAA  Football
NCAA  Men's  Basketball
Professional  Golf  Association
NASCAR

Latest  Sports  Lines               45%        Worldwide             24  months
Latest  Sports  Headlines
Thought  for  Today
Market  Details
World  Financial  Highlights
Weather:
Current  Conditions
48-Hour  Forecast
7-Day  Forecast
Weather  Alerts
Doppler  Weather  Radar

2    TERMS

     2.1  Contract  start:  04-01-06

     2.2  Contract  end:  04-01-08

     2.3  Commercial  distribution  possible  from:

     2.4  Sell-off  period:  3  months  after  termination


3    PAYMENTS  AND  REPORTS  TO  LICENSOR

     3.1  Reporting:  Quarterly;  30  days  after  end  of  quarter

     3.2  Payment  terms:  30  days  after  receipt  of  invoice

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4    EXCLUSIVITY  COPYRIGHT

     4.1  Content  exclusive:  [ ]  Yes  [ ]  No

     4.2  Copyright:

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